UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2003

Pac-West Telecomm, Inc.
(Exact name of registrant as specified in its charter)

California	000-27743	68-0383568
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1776 W. March Lane, Suite 250
Stockton, California    95207
(Address of principal executive offices including zip code)

(209) 926-3300
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1    Press Release dated October 30, 2003.

Item 12. Results of Operations and Financial Condition.

On October 30, 2003, Pac-West Telecomm, Inc. announced its financial results for the quarter ended September 30, 2003. The press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 30, 2003

Pac-West Telecomm, Inc.

By:	/s/ H. Ravi Brar

H. Ravi Brar
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1*	Press release dated October 30, 2003

*    Also provided in PDF format as a courtesy.